FOR IMMEDIATE RELEASE

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Bryce McDevitt
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Parsons Acquires Altamira Technologies Corporation

Acquisition bolsters Parsons’ signals intelligence and space solutions for the U.S. Department of War

CHANTILLY, VA (Jan 15, 2026) – Parsons Corporation (NYSE:PSN) announced today that it has acquired Northern Virginia-based Altamira Technologies Corporation in a transaction valued up to $375 million. Founded in 1999, Altamira enhances Parsons’ defense and intelligence portfolio by delivering advanced analytics, signals intelligence (SIGINT), cyber, missile warning, and space capabilities, complementing the company’s strengths in all‑domain technology integration and Indo‑Pacific operations, and expanding with Intelligence Community (IC) customers.

“Acquiring Altamira is a strategic accelerator for our national security growth strategy, strengthening Parsons’ ability to deliver rapid and agile mission‑ready, intelligence‑driven solutions across the Department of War and the Intelligence Community,” said Carey Smith, chair, president, and CEO of Parsons. “Altamira’s advanced intelligence, surveillance, and reconnaissance (ISR), and analytics capabilities, plus their space‑based mission solutions expand our capabilities and position us to capture a larger share of the rapidly evolving intelligence and multi‑domain operations market. Their deep commitment to solving the nation’s most complex security challenges aligns seamlessly with Parsons’ mission, culture, and our alignment to the Department of War’s acquisition‑transformation strategy.”

Altamira is headquartered in McLean, Virginia, and is recognized for its exceptional employees whose elite expertise and clearances enable high-end engineering, analytics, and mission technologies that support some of the nation’s most sensitive intelligence, space, and defense programs. With core strengths in missile warning, AI/ML‑enabled analytics, space‑based mission support, and SIGINT/cyber operations, Altamira provides customers with the ability to detect, characterize, and respond to emerging threats across all domains. The company has a proven track record of rapidly transitioning innovative prototypes into operational capabilities, directly supporting the Department of War and IC’s push for faster acquisition cycles, digital modernization, and resilient mission architecture.

“We are excited to join forces with Parsons, a partnership that reflects our shared commitment to innovation, mission excellence, and delivering decisive advantages to the warfighter,” said Jane Chappell, CEO of Altamira. “Our cultures are deeply aligned with both organizations prioritizing agility, technical excellence, and a relentless focus on customer mission outcomes. Together, we will leverage our combined strengths to expand our impact, accelerate capability delivery, and provide the cutting‑edge solutions required to meet the Department of War and Intelligence Community’s evolving operational and acquisition priorities.”

Altamira has been a portfolio company of ClearSky, a venture capital/growth equity firm investing in critical security companies. “ClearSky is very excited to have supported Altamira during its growth, and to have contributed to strengthened national security through Altamira’s execution and innovation,” said Alex Weiss, CEO, co-founder and managing partner of ClearSky. “This exit further confirms the success of ClearSky’s focus on investing in a safer world.”

The transaction is consistent with Parsons’ strategy of completing accretive acquisitions of companies with revenue growth and adjusted EBITDA margins of at least 10%, while adding critical intellectual property that strengthens the company’s existing portfolio. Altamira’s more than 600 talented employees, over 90 percent of whom hold security clearances, will be aligned to Parsons’ Defense & Intelligence business unit.

Parsons paid $330 million of cash at closing for Altamira, with an additional $45 million cash earn out payable in Q1 2027 if certain EBITDA targets are met during 2026. The base purchase price implies a 12.8x multiple on the anticipated Altamira 2026 EBITDA contribution before considering any revenue or cost synergies. Parsons estimates Altamira will generate over $200 million of revenue in 2026 and that the transaction will be accretive to Parsons’ fiscal year 2026 revenue growth rate, adjusted EBITDA margin, and adjusted earnings per share. Barclays acted as the exclusive financial advisor to Parsons and Baird acted as the exclusive financial advisor to Altamira.

About Parsons

Parsons (NYSE: PSN) is a leading disruptive technology provider in the national security and global infrastructure markets, with capabilities across cyber and electronic warfare, space and missile defense, transportation, water and environment, urban development, and critical infrastructure protection. Please visit Parsons.com and follow us on LinkedIn to learn how we’re making an impact.

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on our current expectations, beliefs and assumptions, and are not guarantees of future performance. Forward-looking statements are inherently subject to uncertainties, risks, changes in circumstances, trends, and factors that are difficult to predict, many of which are outside of our control. Accordingly, actual performance, results, and events may vary materially from those indicated in the forward-looking statements, and you should not rely on the forward-looking statements as predictions of future performance, results, or events. Numerous factors could cause actual future performance, results and events to differ materially from those indicated in the forward-looking statements, including, among others: any issue that compromises our relationships with the U.S. federal government or its agencies or other state, local, or foreign governments or agencies; any issues that damage our professional reputation; changes in governmental priorities that shift expenditures away from agencies or programs that we support; our dependence on long-term government contracts, which are subject to the government’s budgetary approval process; the size of our addressable markets and the amount of government spending on private contractors; failure by us or our employees to obtain and maintain necessary security clearances or certifications; failure to comply with numerous laws and regulations; changes in government procurement, contract or other practices or the adoption by governments of new laws, rules, regulations, and programs in a manner adverse to us; the termination or nonrenewal of our government contracts, particularly our contracts with the U.S. federal government; our ability to compete effectively in the competitive bidding process and delays, contract terminations, or cancellations caused by competitors’ protests of major contract awards received by us; our ability to generate revenue under certain of our contracts; any inability to attract, train, or retain employees with the requisite skills, experience, and security clearances; the loss of members of senior management or failure to develop new leaders; misconduct or other improper activities from our employees or subcontractors; our ability to realize the full value of our backlog and the timing of our receipt of revenue under contracts included in backlog; changes in the mix of our contracts and our ability to accurately estimate or otherwise recover expenses, time and resources for our contracts; changes in estimates used in recognizing revenue; internal system or service failures and security breaches; and inherent uncertainties and potential adverse developments in legal proceedings, including litigation, audits, reviews, and investigations, which may result in materially adverse judgments, settlements, or other unfavorable outcomes. These factors are not exhaustive and additional factors could adversely affect our business and financial performance. For a discussion of additional factors that could materially adversely affect our business and financial performance, see the factors included under the caption “Risk Factors” in our Registration Statement on Form S-1 and our other filings with the Securities and Exchange Commission. All forward-looking statements are based on currently available information and speak only as of the date on which they are made. We assume no obligation to update any forward-looking statement made in this presentation that becomes untrue because of subsequent events, new information or otherwise, except to the extent we are required to do so in connection with our ongoing requirements under federal securities laws.

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